SANTANDER BANCORP
CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2004 AND 2003 AND DECEMBER 31, 2003
(Dollars in thousands, except per share data)

ASSETS

		As restated
	(Unaudited)	(Unaudited)	(Audited)	Variance
	30-Sep-4	30-Sep-03	31-Dec-03	09/04-12/03
CASH AND CASH EQUIVALENTS:
Cash and due from banks	$ 153,049	$ 122,312	$ 99,183	54.31%
Interest bearing deposits	45,452	21,770	15,300	197.07%
Federal funds sold and securities purchased under agreements to resell	339,150	235,700	278,750	21.67%
Total cash and cash equivalents	537,651	379,782	393,233	36.73%
INTEREST BEARING DEPOSITS	50,000	-	10,000	N/A
TRADING SECURITIES	13,423	29,499	42,547	-68.45%
INVESTMENT SECURITIES AVAILABLE FOR SALE, at fair value	1,051,852	1,677,482	1,664,311	-36.80%
INVESTMENT SECURITIES HELD TO MATURITY, at amortized cost	846,368	887,169	833,127	1.59%
LOANS HELD FOR SALE, net	283,017	316,666	297,201	-4.77%
LOANS, net	4,988,793	3,747,736	3,917,566	27.34%
ALLOWANCE FOR LOAN LOSSES	(70,731)	(64,425)	(70,572)	0.23%
PREMISES AND EQUIPMENT, net	49,930	60,639	61,107	-18.29%
ACCRUED INTEREST RECEIVABLE	45,354	36,577	36,398	24.61%
GOODWILL	34,791	34,791	34,791	0.00%
INTANGIBLE ASSETS	5,949	4,881	4,662	27.61%
OTHER ASSETS	124,638	98,390	142,050	-12.26%
	$ 7,961,035	$ 7,209,187	$ 7,366,421	8.07%

LIABILITIES AND STOCKHOLDERS' EQUITY
DEPOSITS:
Non-interest bearing	$ 699,993	$ 665,397	$ 700,413	-0.06%
Interest bearing	3,816,200	3,024,956	3,441,815	10.88%
Total deposits	4,516,193	3,690,353	4,142,228	9.03%
FEDERAL FUNDS PURCHASED AND OTHER BORROWINGS	722,000	467,000	350,000	106.29%
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	1,301,627	1,921,893	1,808,238	-28.02%
COMMERCIAL PAPER ISSUED	599,376	224,807	254,904	135.14%
TERM NOTES	124,281	127,401	165,966	-25.12%
CAPITAL NOTES	15,925	15,925	15,925	0.00%
ACCRUED INTEREST PAYABLE	23,246	22,933	18,728	24.12%
OTHER LIABILITIES	132,150	124,537	129,600	1.97%
	7,434,798	6,594,849	6,885,589	7.98%
STOCKHOLDERS' EQUITY:
Series A Preferred stock, $25 par value; 10,000,000 shares authorized; 2,610,008
shares issued and outstanding in September 2003	-	65,250	-	N/A
Common stock, $2.50 par value; 200,000,000 shares authorized; 50,650,058 shares issued in
September 2004 and 46,410,214 shares issued in September and December 2003; 46,639,104 shares outstanding in September 2004 and 42,398,954 shares outstanding in September and December 2003.	126,626	116,026	116,026	9.14%
Capital paid in excess of par value	304,171	211,742	211,742	43.65%
Treasury stock at cost, 4,011,260 shares in June 2004, 2003 and December 2003.	(67,552)	(67,552)	(67,552)	0.00%
Accumulated other comprehensive loss, net of taxes	(22,719)	(5,867)	(19,465)	16.72%
Retained earnings-
Reserve fund	119,432	116,482	119,432	0.00%
Undivided profits	66,279	178,257	120,649	-45.06%
Total stockholders' equity	526,237	614,338	480,832	9.44%
	$ 7,961,035	$ 7,209,187	$ 7,366,421	8.07%

SANTANDER BANCORP
CONSOLIDATED STATEMENTS OF INCOME
FOR THE NINE MONTH PERIODS AND THE QUARTERS ENDED SEPTEMBER 30, 2004 AND 2003

(Dollars in thousands, except per share data)

	For the nine months ended		For the quarters ended
		As restated		As restated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	September 30,	September 30,	September 30,	September 30,
	2004	2003	2004	2003

INTEREST INCOME:
Loans	$184,995.00	$180,153.00	$66,242.00	$58,617.00
Investment securities	76,817	57,274	25,070	22,229
Interest bearing deposits	573	559	338	150
Federal funds sold and securities purchased under
agreements to resell	2,018	1,455	799	499
Total interest income	264,403	239,441	92,449	81,495

INTEREST EXPENSE:
Deposits	42,115	42,923	15,404	12,788
Securities sold under agreements to repurchase
and other borrowings	58,688	57,649	21,081	19,761
Subordinated capital notes	54	395	25	(10)
Total interest expense	100,857	100,967	36,510	32,539

Net interest income	163,546	138,474	55,939	48,956

PROVISION FOR LOAN LOSSES	21,770	34,745	7,020	8,965

Net interest income after provision for loan losses	141,776	103,729	48,919	39,991

OTHER INCOME:
Bank service charges, fees and other	28,949	29,641	9,725	9,724
Broker/dealer, asset management and insurance fees	38,176	36,769	12,911	15,551
Gain on sale of securities	11,465	10,012	2,462	4
Gain on sale of mortgage servicing rights	284	327	88	142
Gain on sale of loans	(84)	6,845	(240)	2,833
Gain on sale of building	2,754	-	-	-
Other income	6,463	8,205	3,452	3,175
Total other income	88,007	91,799	28,398	31,429

OPERATING EXPENSES:
Salaries and employee benefits	69,037	66,193	22,808	22,982
Occupancy costs	10,109	10,117	3,439	3,495
Equipment expenses	5,317	5,631	1,715	1,861
EDP servicing, amortization and technical expenses	23,219	29,375	7,121	10,233
Communication expenses	6,792	6,276	2,202	2,165
Business promotion	7,140	4,911	2,828	1,668
Other taxes	6,574	7,525	2,049	2,368
Other operating expenses	34,390	36,377	11,689	12,591
Total other operating expenses	162,578	166,405	53,851	57,363

Income before provision for income tax	67,205	29,123	23,466	14,057

PROVISION FOR INCOME TAX	4,075	5,419	1,597	2,514

NET INCOME	63,130	23,704	21,869	11,543
DIVIDENDS TO PREFERRED SHAREHOLDERS	-	3,426	-	1,142
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	63,130	20,278	21,869	10,401
EARNINGS PER COMMON SHARE*	$1.35	$0.43	$0.47	$0.22
*After giving retroactive effect to the stock dividend declared on July 9, 2004

SANTANDER BANCORP

	30-Sep			30-Sep-03
	2004	2004	2004	As restated
	Year to	Third	Second	Year to	Third
SELECTED RATIOS	Date	Quarter	Quarter	Date	Quarter

Net interest margin (1)	3.28%	3.19%	3.24%	3.23%	3.27%
Return on average assets (2)	1.12%	1.10%	0.86%	0.48%	0.67%
Return on average common equity (2)	17.21%	17.14%	13.80%	5.11%	7.93%
Efficiency Ratio (1,3)	64.65%	61.97%	67.49%	71.53%	67.63%
Non interest income to revenues	24.97%	23.50%	21.14%	27.71%	27.83%
Capital:
Total capital to risk-adjusted assets	-	10.87%	10.64%	-	13.16%
Tier I capital to risk-adjusted assets	-	9.32%	9.09%	-	11.90%
Leverage ratio	-	6.13%	6.17%	-	7.86%
Non-performing loans to total loans	-	1.84%	1.95%	-	2.61%
Non-performing loans plus accruing loans
past-due 90 days or more to loans	-	1.89%	2.03%	-	2.69%
Allowance for loan losses to non-
performing loans	-	73.05%	70.77%	-	60.78%
Allowance for loans losses to period-
end loans	-	1.34%	1.38%	-	1.59%

OTHER SELECTED FINANCIAL DATA		9/30/2004	9/30/2003	12/31/2003
		(dollars in millions)
Customer Financial Assets Under Control:
Bank deposits (excluding brokered deposits)		$4,116.70	$3,393.20	$3,782.78
Broker-dealer customer accounts		4,393.30	3,505.40	3,727.38
Mutual fund and assets managed		2,308.00	1,761.00	1,858.97
Trust, institutional and private accounts assets under management		1,247.00	1,207.00	1,300.60
Total		$12,065.00	$9,866.60	$10,669.73

(1) On a tax-equivalent basis.
(2) Ratios for the quarters are annualized.
(3) Operating expenses divided by net interest income, on a tax equivalent basis, plus other income, excluding gain on sale of securities (and gain on sale of building for 1Q04).

SANTANDER BANCORP

SELECTED CONSOLIDATED FINANCIAL INFORMATION:

(DOLLARS IN THOUSANDS)

	For the Quarters Ended					Nine-month Periods ended September 30,
		As restated
	Sept. 30,	Sept. 30,	June 30,	3Q04/3Q03	3Q04/2Q04		As restated
	2004	2003	2004	Variation	Variation	2004	2003	Variation
Interest Income	$92,449.00	$81,495.00	$86,126.00	13.4%	7.3%	$264,403.00	$239,441.00	10.4%
Tax equivalent adjustment	5,025	4,440	4,375	13.2%	14.9%	14,141.00	12,366.00	14.4%
Interest income on a tax equivalent basis	97,474	85,935	90,501	13.4%	7.7%	278,544.00	251,807.00	10.6%
Interest expense	36,510	32,539	32,496	12.2%	12.4%	100,857.00	100,967.00	-0.1%
Net interest income on a tax equivalent basis	60,964	53,396	58,005	14.2%	5.1%	177,687.00	150,840.00	17.8%
Provision for loan losses	7,020	8,965	6,000	-21.7%	17.0%	21,770.00	34,745.00	-37.3%

Net interest income on a tax equivalent basis after provision	53,944	44,431	52,005	21.4%	3.7%	155,917.00	116,095.00	34.3%
Other operating income	26,176	28,592	23,037	-8.4%	13.6%	73,872.00	74,942.00	-1.4%
Gain on sale of securities	2,462	4	100	61450.0%	2362.0%	11,465.00	10,012.00	-14.5%
Gain on sale of loans	(240)	2,833	(55)	-108.5%	336.4%	(84.00)	6,845.00	101.2%
Gain on sale of building	-	-	-	N/A	N/A	2,754.00	-	N/A
Other operating expenses	53,851	57,363	54,658	-6.1%	-1.5%	162,578.00	166,405.00	-2.3%
Income on a tax equivalent basis before income taxes	28,491	18,497	20,429	54.0%	39.5%	81,346.00	41,489.00	96.1%
Provision (credit) for income taxes	1,597	2,514	8	-36.5%	19862.5%	4,075.00	5,419.00	-24.8%
Tax equivalent adjustment	5,025	4,440	4,375	13.2%	14.9%	14,141.00	12,366.00	14.4%
NET INCOME (LOSS)	$21,869.00	$11,543.00	$16,046.00	89.5%	36.3%	$63,130.00	$23,704.00	166.3%

SELECTED RATIOS:

Per share data (1):
Earnings (loss) per common share	$0.47	$0.22	$0.34			$1.35	$0.43
Average common shares
outstanding **	46,639,104	46,639,104	46,639,104			46,639,104	46,668,710
Common shares outstanding
at end of period **	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104
Cash Dividends per Share:
Preferred Stock*	$-	$0.44	$-			$-	$1.31
Common Stock	$0.11	$0.11	$0.11			$0.33	$0.33

(1) Per share data is based on the average number of shares outstanding during the period.
Basic and diluted earnings per share are the same.
*Including redemption premium in Dec. 2003
**After giving retroactive effect to the stock dividend declared on July 9, 2004